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                                                                    Exhibit 23.1





                       Consent of Independent Accountants




We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-81085) of Philadelphia Suburban Corporation of our report dated May 23, 2002, relating to the financial statements of Consumers Water Company Employees' 401(k) Savings Plan and Trust, which appears in this Form 11-K.









/S/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
June 25, 2002